Exhibit 99.1

EXECUTIVE SUMMARY

DESCRIPTION OF SERVICES

(1) Type of assets that were reviewed.

SitusAMC (“SAMC”) performed certain due diligence services described below on unsecured consumer loans. The review was conducted on behalf of Cascade Funding, LP – Series 1 (“Client”) from June 2020 through October 2020 via electronic data files received from multiple sources. The assets are consumer loans originated through the GreenSky® Program, a lending program administered by GreenSky, LLC (together with its direct and indirect subsidiaries, “GreenSky”) on behalf of federally-insured, federal and state chartered lenders in connection with the lenders’ origination of consumer loans for their own account, primarily through a network of merchants (the “GreenSky® Program”).

(2) Reviews Performed

Automated Guideline Validation Review

Data Compare of credit report to credit file

Payment History

Collection Comment

(3) Sample size of the assets reviewed

The Client requested that SAMC perform a Guideline Validation Review and data compare review on 100% of a population of 29,671 Consumer Home Improvement Loans, a nine hundred twenty-seven (927) loan Pay History Review and a five hundred and three (503) loan Collection Comment Review. The original acquisition population for securitization was reduced from 29,671 Consumer Home Improvement Loans to 27,607 Consumer Home Improvement Loans (the “Securitization Population”) after sample selections were made and due diligence commenced. As a result, eight hundred eighty (880) loans remain in the Pay History Review and four hundred thirty-eight (438) loans remain in the Collection Comment Review.

(4) Determination of the sample size and computation.

The sample sizes utilized were communicated by the Client to SAMC.

(5) Quality or integrity of information or data about the assets: review and methodology.

SAMC compared data fields on the Loan Credit Attribute File provided by the Client to the data found in the XML Credit File pulled from the vendor and provided by GreenSky. This comparison, when data was available (please note that not all fields were available for all Loans during the Review) involved fourteen (14) potential fields listed below.

Primary Borrower FICO Score	Primary Borrower Bankruptcy Score
Co Applicant FICO Score	Co Applicant Bankruptcy Score
Primary Applicant First Name	Co Applicant First Name
Primary Applicant Middle Initial	Co Applicant Middle Initial
Primary Applicant Last Name	Co Applicant Last Name
Primary Applicant SSN	Co Applicant SSN
Primary Applicant DOB	Co Applicant DOB

(6) Origination of the assets and conformity to stated underwriting or credit extension guidelines, standards, criteria, or other requirements: review and methodology.

GUIDELINE REVIEW (27,607 Consumer Loans)

Loans are originated through the GreenSky® Program based on an algorithm that determines credit quality and ability to repay. The data sources for the determination are primarily stated income and a single source credit report.

SAMC reviewed the guidelines and created an engine that mimicked the algorithms performed by the GreenSky® Program.

SAMC received a “Loan Credit Attribute” file from GreenSky. This data file contained all the loan terms and the borrower credit quality. We electronically received this file as well as a data file that represented a single agency credit report for each borrower. SAMC ran this data through their engine and noted any discrepancies to the stated guidelines.

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DATA INTEGRITY REVIEW (27,607 Consumer Loans)

For the loans in the Guideline Review population, SAMC compared data fields on the Credit Report data file to the fields on the Loan Credit Attribute file provided by GreenSky.

PAYMENT HISTORY REVIEW (880 Consumer Loans)

SAMC performed a review utilizing individual loan payment history reports provided by GreenSky as the servicer. Using the MBA methodology, AMC created a 24-month payment string for each consumer loan.

COLLECTION COMMENT REVIEW (438 Consumer Loans)

SAMC performed a pre-acquisition review utilizing individual consumer loan collection comments provided by GreenSky as the servicer in order to provide a brief summary outlining current performance status, the borrower’s ability to pay, relative future/current risk (including hardship, life changes, etc.), possible servicer remedies, loss mitigation efforts, and modifications.

SUMMARY OF FINDINGS & CONCLUSIONS OF REVIEW

The NRSRO criteria referenced for this report and utilized for grading descriptions is based upon the requirements of the NRSROs listed in the Form ABS Due Diligence-15E.

Guideline Validation Review Results:

Of the twenty-nine thousand six hundred seventy-one (29,671) consumer loans in the original acquisition population reviewed by AMC, there were two hundred twenty-three loans with an EV3 exception to GreenSky® Program guidelines.

Of the twenty-seven thousand six hundred and seven (27,607) consumer loans in the securitization population reviewed by AMC, there were no loans with an EV3 exception to GreenSky® Program guidelines.

Acquisition Population Guideline Validation Review Results
Final Loan Grade	# of Loans	% of Loans
EV1	29,448	99.25%
EV3	223	0.75%
Total	29,671	100.00%

Securitization Population Guideline Validation Review Results
Final Loan Grade	# of Loans	% of Loans
EV1	27,607	100.00%
Total	27,607	100.00%

For sixty-one (61) consumer loans the credit xml file provided by GreenSky was found to be corrupt, therefore SAMC was unable to confirm any exceptions or adherence to guidelines due to missing data. These loans were subsequently removed from the population to be securitized.

There can be no assurance that the Review uncovered all relevant factors relating to the origination of the loans, their compliance with applicable law and regulation or uncovered all relevant factors that could affect the future performance of the loans. Furthermore, the findings reached by SAMC are dependent upon its receiving complete and accurate data regarding the loans from loan originators and other third parties upon which SAMC is relying in reaching such findings.

Please be further advised that SAMC does not employ personnel who are licensed to practice law in the various jurisdictions, and the findings set forth in the reports prepared by SAMC do not constitute legal advice or opinions. They are recommendations or conclusions based on information provided to SAMC. All final decisions as to whether to purchase or enter into a transaction related to any individual loan or the loans in the aggregate, any investment strategy and any legal conclusions, including the potential liability related to the purchase or other transaction involving any such loan or loans, shall be made solely by the Client, or other agreed upon party, that has engaged SAMC to prepare its reports pursuant to its instructions and guidelines. Client, or other agreed upon party, acknowledges and agrees that the scoring models applied by SAMC are designed to identify potential risk and the Client, or other agreed upon party, assumes sole

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responsibility for determining the suitability of the information for its particular use. SAMC does not make any representation or warranty as to the value of any loan or loan collateral that has been reviewed by SAMC

Data Integrity Review Results Summary

Of the twenty-seven thousand six hundred seven (27,607) loans reviewed, two thousand one hundred sixty-seven (2,167) unique loans had two thousand six hundred sixty-seven (2,667) different tape discrepancies across fourteen (14) data fields (some loans had more than one data delta).

Field Label	Discrepancy	Total Times Compared	% Variance	# Of Loans
Primary Borrower FICO Score	29	27,607	0.11%	27,607
Co Applicant FICO Score	13	7,462	0.17%	7,462
Primary Applicant First Name	192	27,607	0.70%	27,607
Primary Applicant Middle Initial	959	7,569	12.67%	27,607
Primary Applicant Last Name	497	27,607	1.80%	27,607
Primary Applicant SSN	73	27,607	0.26%	27,607
Primary Borrower Bankruptcy Score	50	27,607	0.18%	27,607
Co Applicant Bankruptcy Score	13	7,387	0.18%	7,467
Co Applicant First Name	115	7,467	1.54%	7,467
Co Applicant Middle Initial	360	2,213	16.27%	7,467
Co Applicant Last Name	243	7,467	3.25%	7,467
Co Applicant SSN	58	7,447	0.78%	7,467
Primary Applicant DOB	42	27,607	0.15%	27,607
Co Applicant DOB	23	7,457	0.31%	7,467
Total	2,667	220,111	1.21%	27,607

Payment History Review Summary

SAMC conducted a Payment History Review on nine hundred thirty-seven (937) consumer loans in the original acquisition population. Of such loans, eight hundred thirty-six (836) had no delinquencies during the lookback period and no missing pay history data and sixteen (16) consumer loans showed evidence of one or more delinquencies during the lookback period and no missing pay history.

SAMC conducted a Payment History Review on eight hundred eighty (880) consumer loans in the securitization population. Of such loans, seven hundred eighty-three (783) had no delinquencies during the lookback period and no missing pay history data and sixteen (16) consumer loans showed evidence of one or more delinquencies during the lookback period and no missing pay history.

	Acquisition Population		Securitization Population
Category	Loan Count	% of Loans	Loan Count	% of Loans
No Delinquency, No Missing Data	836	89.22%	783	88.98%
Delinquency, No Missing Data	16	1.71%	16	1.82%
No Delinquency, At Least One Month Missing	79	8.43%	75	8.52%
Delinquency, At Least One Month Missing	6	0.64%	6	0.68%
Total	937	100.00%	880	100.00%

While all loans were reviewed for a 24-month lookback period, some loans may have had less than 24 months of payment history reported due to origination dates within the 24-month lookback period.

Collection Comment Review Results Summary

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SAMC conducted a Collection Comment review on five hundred three (503) consumer loans from the securitization population. Of such loans, four hundred four (404) had a Servicing Review Grade of EV2 or better. Two loans (2) loans had an exception with a Servicing Grade of EV3. Ninety-seven (97) had either missing or incomplete documentation which GreenSky states is due to the absence of collection comment activity during the review period. GreenSky provided the explanation that appears following the paragraph below for the two loans with EV3 exceptions:

SAMC conducted a Collection Comment review on four hundred thirty-eight (438) consumer loans from the securitization population. Of such loans, three hundred fifty-eight (358) had a Servicing Review Grade of EV2 or better. Two loans (2) loans had an exception with a Servicing Grade of EV3. Seventy-eight loans (78) had either missing or incomplete documentation which GreenSky states is due to the absence of collection comment activity during the review period. GreenSky provided the following explanation for the two loans with EV3 exceptions:

The customer took out the GreenSky® Program loan and subsequently had their identity stolen.  As a result of which GreenSky was contacted by Experian regarding potential fraud and GreenSky cleared inquiry with Experian. Loan was unaffected and continues to perform.

The customer took out the GreenSky® Program loan and a GreenSky system improperly filed a fraud alert related to email address.  The Issue with the GreenSky system was subsequently resolved and the account was unaffected.

	Acquisition Population		Securitization Population
Servicing Review Grade	Loan Count	% of Loans	Loan Count	% of Loans
EV1	394	78.33%	348	79.45%
EV2	10	1.99%	10	2.28%
EV3	2	0.40%	2	0.46%
Collection Comments Incomplete or Missing	97	19.28%	78	17.81%
Total	503	100.00%	438	100.00%

EV3 Exceptions	Exception Count
There are indications of Fraud on the loan	2
Total	2

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